UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 6, 2019

SunTrust Banks, Inc.

(Exact name of registrant as specified in its charter)

Georgia	001-08918	58-1575035
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

303 Peachtree Street, N.E.
Atlanta, Georgia	30308
(Address of principal executive offices)	(Zip Code)

(800) 786-8787

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	STI	New York Stock Exchange
Depositary Shares, Each Representing a 1/4000th Interest in a Share of Perpetual Preferred Stock, Series A	STI PRA	New York Stock Exchange
5.853% Fixed-to-Floating Rate Normal Preferred Purchase Securities of SunTrust Preferred Capital I (representing interests in shares of Perpetual Preferred Stock, Series B)	STI/PRI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Introductory Note

This Current Report on Form 8-K is being filed in connection with the closing on December 6, 2019 (the “Closing Date”) of the transactions contemplated by that certain Agreement and Plan of Merger, dated as of February 7, 2019 and amended as of June 14, 2019 (the “Merger Agreement”), by and between BB&T Corporation, a North Carolina corporation (“BB&T”), and SunTrust Banks, Inc., a Georgia corporation (“SunTrust”). Pursuant to the Merger Agreement SunTrust merged with and into BB&T, with BB&T as the surviving entity (the “Merger”), effective as of December 6, 2019.

Item 2.01.	Completion of Acquisition or Disposition of Assets.

Effective December 6, 2019, SunTrust completed its previously announced merger of equals with BB&T. On the Closing Date, SunTrust merged with and into BB&T, with BB&T continuing as the surviving corporation. Upon closing of the Merger, the separate existence of SunTrust ceased. Also in connection with the closing, BB&T changed its name from “BB&T Corporation” to “Truist Financial Corporation” and changed its ticker symbol to “TFC”.

Following the Merger, SunTrust Bank, a subsidiary that was wholly owned by SunTrust, merged with and into Branch Banking and Trust Company, a subsidiary wholly owned by BB&T (“Branch Bank”), with Branch Bank continuing as the surviving bank (the “Bank Merger”). Upon closing of the Bank Merger, the separate existence of SunTrust Bank ceased. In connection with the Bank Merger, Branch Bank changed its name to “Truist Bank”.

Under the terms of the Merger Agreement, at the effective time of the Merger (the “Effective Time”), each share of common stock, par value $1.00 per share, of SunTrust (“SunTrust Common Stock”) outstanding as of immediately prior to the Effective Time, other than certain shares held by SunTrust or BB&T, was converted into the right to receive 1.295 shares of common stock (the “Exchange Ratio”), par value $5.00, of BB&T (“BB&T Common Stock”). Holders of SunTrust Common Stock became entitled to receive cash in lieu of fractional shares. At the Effective Time, each share of perpetual preferred stock, Series A, no par value, of SunTrust (“SunTrust series A preferred stock”); perpetual preferred stock, Series B, no par value, of SunTrust (“SunTrust series B preferred stock”); perpetual preferred stock, Series F, no par value, of SunTrust (“SunTrust series F preferred stock”); perpetual preferred stock, Series G, no par value, of SunTrust (“SunTrust series G preferred stock”); and perpetual preferred stock, Series H, no par value, of SunTrust (“SunTrust series H preferred stock” and together with SunTrust series A preferred stock, SunTrust series B preferred stock, SunTrust series F preferred stock and SunTrust series G preferred stock, the “SunTrust Preferred Stock”) issued and outstanding immediately prior to the Effective Time, other than dissenting shares, was converted into the right to receive one share of an applicable newly issued series of BB&T preferred stock having substantially the same terms as such share of SunTrust Preferred Stock. In addition, at the Effective Time, each outstanding SunTrust depositary share representing a 1/100th (or 1/4,000th, in the case of SunTrust series A preferred stock) interest in a share of the applicable series of SunTrust Preferred Stock (other than in respect of dissenting shares of SunTrust Preferred Stock) was converted into a BB&T depositary share representing a 1/100th (or 1/4,000th, in the case of BB&T series I preferred stock) interest in a share of the applicable series of BB&T preferred stock having substantially the same terms as the applicable series of SunTrust Preferred Stock. In addition, each outstanding preferred purchase security issued by SunTrust Preferred Capital I representing a 1/100th interest in a share of SunTrust series B preferred stock (other than in respect of dissenting shares of SunTrust series B preferred stock) remains outstanding following the Merger and represents a 1/100th interest in a share of BB&T series J preferred stock having substantially the same terms as the terms of SunTrust series B Preferred Stock.

At the Effective Time, each outstanding SunTrust equity award granted under SunTrust’s equity compensation plans was converted into a corresponding award with respect to BB&T Common Stock, with the number of shares underlying such award (and, in the case of stock options, the applicable exercise price) adjusted based on the Exchange Ratio. Each such converted BB&T equity award will continue to be subject to the same terms and conditions as applied to the corresponding SunTrust equity award, except that, in the case of SunTrust performance stock unit awards, the number of shares underlying the converted BB&T equity award was determined based on actual performance through September 30, 2019 for the portion of the performance period prior to the date of consummation of the Merger and target performance for the balance of the applicable performance period and such award will continue to vest after the Effective Time solely based on continued service.

The foregoing description of the Merger and the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, which is filed as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

As a result of the Merger, SunTrust no longer fulfills the listing requirements of the New York Stock Exchange (the “NYSE”). On December 6, 2019, BB&T notified the NYSE that the transaction had closed and requested that the NYSE (i) suspend trading of SunTrust Common Stock and SunTrust depositary shares representing SunTrust series A preferred stock on the NYSE, (ii) withdraw SunTrust common stock and SunTrust depositary shares representing SunTrust series A preferred stock from listing on the NYSE following the close of trading on December 6, 2019 and (iii) file with the SEC a notification of delisting of SunTrust common stock and SunTrust depositary shares representing SunTrust series A preferred stock under Section 12(b) of the Securities Exchange Act of 1934 (the “Exchange Act”). As a result, SunTrust common stock and SunTrust depositary shares representing SunTrust series A preferred stock will no longer be listed on the NYSE.

Additionally, SunTrust intends to file with the SEC certifications on Form 15 under the Exchange Act requesting the deregistration of SunTrust common stock and SunTrust depositary shares representing SunTrust series A preferred stock under Section 12(g) of the Exchange Act and the suspension of SunTrust’s reporting obligations under Section 15(d) of the Exchange Act as promptly as practicable. The information set forth under Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.01.

Item 3.03.	Material Modification to Rights of Security Holders

As set forth under Item 2.01 of this Current Report on Form 8-K, as of the Effective Time, (i) each outstanding share of SunTrust Common Stock (other than shares held by SunTrust or BB&T) was converted into the right to receive 1.295 shares of BB&T Common Stock, (ii) holders of SunTrust Common Stock became entitled to receive cash in lieu of fractional shares, (iii) each share of SunTrust Preferred Stock (other than dissenting shares) was converted into the right to receive one share of a newly issued series of BB&T preferred stock having substantially the same terms as such share of SunTrust Preferred Stock, (iv) each outstanding SunTrust depositary share representing a 1/100th (or 1/4,000th, in the case of the SunTrust series A preferred stock) interest in a share of the applicable series of SunTrust Preferred Stock (other than in respect of dissenting shares of SunTrust Preferred Stock) was converted into a BB&T depositary share representing a 1/100th (or 1/4,000th, in the case of BB&T series I preferred stock) interest in a share of the applicable series of BB&T preferred stock having substantially the same terms as the applicable series of SunTrust Preferred Stock, (v) each outstanding preferred purchase security issued by SunTrust Preferred Capital I representing a 1/100th interest in a share of SunTrust series B preferred stock (other than in respect of dissenting shares of SunTrust series B preferred stock) remains outstanding and represents a 1/100th interest in a share of BB&T series J preferred stock having substantially the same terms as the terms of the SunTrust series B Preferred Stock, and (vi) each outstanding SunTrust equity award granted under SunTrust’s equity compensation plans was converted into a corresponding award with respect to BB&T Common Stock, with the number of shares underlying such award (and, in the case of stock options, the applicable exercise price) adjusted based on the Exchange Ratio.

The information set forth under Items 2.01, 3.01 and 5.03 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.

Item 5.01.	Changes in Control of Registrant.

On December 6, 2019, SunTrust was merged with and into BB&T pursuant to the Merger Agreement, with BB&T as the surviving corporation and being renamed “Truist Financial Corporation” in connection with the Merger.

The information set forth under Items 2.01, 3.03 and 5.02 of this Current Report on Form 8-K is incorporated by reference into this Item 5.01.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective upon the consummation of the Merger, and pursuant to the terms of the Merger Agreement, SunTrust’s directors and executive officers ceased serving as directors and executive officers of SunTrust. At the Effective Time, William H. Rogers, Jr., the former Chairman and Chief Executive Officer of SunTrust, was appointed as a director and as President and Chief Operating Officer of BB&T.

Effective upon the consummation of the Merger and in accordance with the Merger Agreement, the board of directors of BB&T took action to expand the size of the board of BB&T to twenty-two (22). To fill the resulting vacancies, the following individuals, each of whom was a member of the board of directors of SunTrust immediately prior to the consummation of the Merger, were appointed to the board of directors of BB&T and of Branch Bank: William H. Rogers, Jr., Agnes Bundy Scanlan, Dallas S. Clement, Paul D. Donahue, Paul R. Garcia, Linnie M. Haynesworth, Donna S. Morea, David M. Ratcliffe, Frank P. Scruggs, Jr., Bruce L. Tanner and Steven C. Voorhees (collectively, the “New Directors”). Other than the Merger Agreement, and in the case of Mr. Rogers, his employment agreement, there are no arrangements between the New Directors and any other person pursuant to which the New Directors were selected as directors.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

As of the Effective Time, the Amended and Restated Articles of Incorporation and the Amended and Restated Bylaws of SunTrust ceased to be in effect by operation of law and the organizational documents of BB&T (as successor to SunTrust by operation of law), as in effect immediately prior to the Effective Time and consistent with the terms of the Merger Agreement, remained the Articles of Incorporation and Bylaws of BB&T, which Articles of Incorporation and Bylaws were amended effective as of immediately following the Effective Time in accordance with the Merger Agreement. A copy of the Articles of Incorporation of BB&T as of the Effective Time, the Articles of Amendment to the Articles of Incorporation effective as of December 6, 2019, the Articles of Amendment to the Articles of Incorporation effective as of December 7, 2019 and the Amended and Restated Bylaws of BB&T effective as of December 7, 2019 are filed as Exhibits 3.1, 3.2, 3.3, 3.4, 3.5 and 3.6 of this Current Report on Form 8-K, respectively, and are incorporated herein by reference.

Item 8.01	Other Events

On December 9, 2019, SunTrust and BB&T issued a joint press release announcing the completion of the Merger, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)    Exhibits.

Exhibit No.	Description

2.1

Agreement and Plan of Merger, dated as of February 7, 2019 and amended as of June 14, 2019, by and between SunTrust and BB&T (incorporated by reference to Exhibit 2.1 of the Current Report on Form 8-K, filed by BB&T on February 13, 2019, and Exhibit 2.1 of the Current Report on Form 8-K, filed by BB&T on June 14, 2019)

3.1	Articles of Incorporation of BB&T, as amended and restated on April 30, 2014 (incorporated by reference to Exhibit 3(i) of the Current Report on Form 8-K, filed by BB&T on May 2, 2014)

3.2	Articles of Amendment to Articles of Incorporation of BB&T, dated as of March 4, 2016 (incorporated by reference to Exhibit 4.1 of the Current Report on Form 8-K, filed by BB&T on March 9, 2016)

3.3	Articles of Amendment to Articles of Incorporation of BB&T, dated as of July 24, 2019 (incorporated by reference to Exhibit 4.1 of the Current Report on Form 8-K, filed by BB&T on July 29, 2019)

3.4	Articles of Amendment to Articles of Incorporation of BB&T, effective as of December 6, 2019

3.5	Articles of Amendment to Articles of Incorporation of BB&T, effective as of December 7, 2019

3.6	Amended and Restated Bylaws of BB&T, effective as of December 7, 2019

99.1	Joint Press Release, dated December 9, 2019

104	Cover Page Interactive Data File (formatted as inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUNTRUST BANKS, INC.
(Registrant)

By:	/s/ Curt Phillips
Curt Phillips
Senior Vice President, Assistant General Counsel and Assistant Corporate Secretary

Dated: December 9, 2019

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